April 23, 1997

VIA TELECOPY

Deer Oaks Limited Partnership
c/o The Balcor Company
2355 Waukegan Road
Suite A-200
Bannockburn, Illinois  60015
Attn.:  Ilona Adams

     Re:  Deer Oaks Apartments, San Antonio, Texas

Gentlemen:

     Reference is made to that certain Agreement of Sale dated as of March 24, 1997 by and between Sentinel Acquisitions Corp., as Purchaser, and Deer Oaks Limited Partnership, as Seller (the "Contract"). Accompanying this letter please find my client's Notice of Disapproval, as such term is defined in paragraph 17 (c) of the Contract. In addition, by copy of this letter (with accompanying document and evidence of Seller notification), I am providing to the Escrow Agent the Due Diligence Termination Notice in accordance with paragraph 2 of that certain Escrow Agreement dated March 31, 1997.

                              Sincerely,

                               /s/ Shane O'Neill
                              -------------------------------
                              Shane O'Neill

cc:
The Balcor Company
2355 Waukegan Road
Suite A-200
Bannockburn, Illinois  60015
Attn.:  James Mendelson

Daniel J. Perlman
Katten Muchin & Zavis
Suite 1600
525 West Monroe Street
Chicago, Illinois  60661

Earl B. Slavitt, Esq.
Katten Muchin & Zavis
1999 Avenue of the Starts
Suite 1400
Los Angeles, California  90067

Alamo Title Company
112 E. Pecan Street, Suite 125
San Antonio, Texas  78205
Attention:  Ronald J. Bates
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NOTICE OF TERMINATION OR SELLER'S DEFAULT

STATE OF NEW YORK             )
                              )  ss.:
COUNTY OF NEW YORK            )

     The undersigned, having been first duly sworn, does hereby affirm, depose and state that Sentinel Acquisitions Corp., as Purchaser under that certain Agreement dated March 14, 1997, providing for the sale of property located in San Antonio, Texas and known as the Deer Oaks Apartments has terminated the Agreement pursuant to Paragraph 17 thereof.

     The undersigned demands return of all earnest money deposited under the Agreement pursuant to his right therein.

     IN WITNESS WHEREOF, the undersigned has executed this Affidavit on this 22nd day of April, 1997.

                              SENTINEL ACQUISITION CORP.,
                              a Delaware corporation

                              By:  /s /  Anita Breslin
                                      ----------------------------
                                       Anita Breslin - Vice- President

Subscribed and sworn to before
me, a Notary Public in and for
said County and State.

/s/ Kathleen J. Cawley
-------------------------------
Notary Public
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